Exhibit 24.1

TechnipFMC plc

Power of Attorney

The undersigned whose signature appears below constitutes and appoints Maryann Mannen and Dianne Ralston, and each of them (with full power to each of them to act alone), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign and affix the undersigned’s name to TechnipFMC plc’s Registration Statements on Form S-8 and any and all amendments, including post-effective amendments thereto, in connection with the registration under the Securities Act of 1933, as amended, of ordinary shares of TechnipFMC plc pursuant to the FMC Technologies, Inc. Non-Qualified Savings and Investment Plan, FMC Technologies, Inc. Incentive Compensation and Stock Plan, TechnipFMC plc Incentive Award Plan, 2010 Technip Incentive and Reward Plan, 2011 Technip Incentive and Reward Plan, 2012 Technip Incentive and Reward Plan, 2013 Technip Incentive and Reward Plan, 2014 Technip Incentive and Reward Plan, 2015 Technip Incentive and Reward Plan, 2016 Technip Incentive and Reward Plan, Technip Capital 2015 Plan, Technip Capital 2012 Plan, FMC Technologies, Inc. Savings and Investment Plan, FMC Puerto Rico Savings and Investment Plan and FMC Technologies, Inc. International Savings and Investment Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

The undersigned also grants to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in furtherance thereof, hereby ratifying and confirming all that such attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 27th day of February, 2017.

/s/ Douglas J. Pferdehirt
Name: Douglas J. Pferdehirt
Title: Director and Chief Executive Officer

/s/ Thierry Pilenko
Name: Thierry Pilenko
Title: Director and Executive Chairman

/s/ Arnaud Caudoux
Name: Arnaud Caudoux
Title: Director

/s/ Pascal Colombani
Name: Pascal Colombani
Title: Director

/s/ Marie-Ange Debon
Name: Marie-Ange Debon
Title: Director

/s/ Eleazar de Carvalho Filho
Name: Eleazar de Carvalho Filho
Title: Director

/s/ Claire S. Farley
Name: Claire S. Farley
Title: Director

/s/ Didier Houssin
Name: Didier Houssin
Title: Director

/s/ Peter Mellbye
Name: Peter Mellbye
Title: Director

/s/ John O’Leary
Name: John O’Leary
Title: Director

/s/ Richard A. Pattarozzi
Name: Richard A. Pattarozzi
Title: Director

/s/ Kay G. Priestly
Name: Kay G. Priestly
Title: Director

/s/ Joseph Rinaldi
Name: Joseph Rinaldi
Title: Director

/s/ James M. Ringler
Name: James M. Ringler
Title: Director